                      TOYOTA MOTOR CREDIT CORPORATION
          Servicer's Certificate - Toyota Auto Lease Trust 1998-B
       Distribution Date of September 25, 2000 for the Collection Period of
                August 1, 2000 through August 31, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
   Aggregate Net Investment Value (ANIV)                                       1,099,937,045.30
   Discounted Principal Balance                                                1,099,937,045.30
   Servicer Advance                                                                2,144,779.34
   Servicer Payahead                                                               3,039,194.68
   Number of Contracts                                                                   49,144
   Weighted Average Lease Rate                                                            7.74%
   Weighted Average Remaining Term                                                         38.7
   Servicing Fee Percentage                                                               1.00%

POOL DATA - CURRENT MONTH
   Aggregate Net Investment Value                                                805,712,750.92
   Discounted Principal Balance                                                  801,247,002.52
   Servicer Advances                                                               2,970,332.14
   Servicer Pay Ahead Balance                                                      3,002,237.71
   Maturity Advances Outstanding                                                           -
   Number of Current Contracts                                                           45,882
   Weighted Average Lease Rate                                                            7.52%
   Weighted Average Remaining Term                                                          8.7


RESERVE FUND:
   Initial Deposit Amount                                                         41,247,639.20
   Specified Reserve Fund Percentage                                                     9.630%
   Specified Reserve Fund Amount                                                 105,923,937.46
                                                             Class A               Class B                     Total
                                                             Amount                Amount                      Amount
                                                             -------               -------                     -------
   Beginning Balance                                     102,274,647.98          1,073,070.00              103,347,717.98
   Withdrawal Amount                                                  -                     -                           -
   Cash Capital Contribution                                          -                                                 -
   Transferor Excess                                       1,410,522.44                                      1,410,522.44
                                                         ------------------------------------------------------------------
   Reserve Fund Balance Prior to Release                 103,685,170.42          1,073,070.00              104,758,240.42
   Specified Reserve Fund Balance                        104,850,867.46          1,073,070.00              105,923,937.46
                                                         ------------------------------------------------------------------
   Release to Transferor                                              -                     -                           -

   Ending Reserve Fund Balance                           103,685,170.42          1,073,070.00              104,758,240.42
   Prior Cumulative Withdrawal Amount                                 -                     -                           -
   Cumulative Withdrawal Amount                                       -                     -                           -


LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                      Vehicles
                                                                                   --------
   Liquidated Contracts                                                              148
                                                                                     ---
   Discounted Principal Balance                                                                              2,517,295.26
   Net Liquidation Proceeds                                                                                 (2,199,289.83)
   Recoveries - Previously Liquidated Contracts                                                                (40,049.20)
                                                                                                             -------------
   Aggregate Credit Losses for the Collection Period                                                           277,956.23
                                                                                                             =============
   Cumulative Credit Losses for all Periods                                                                  9,268,779.03
                                                                                                             =============
   Repossessed in Current Period                                                      81
                                                                                      --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                 Annualized Average
FOR EACH COLLECTION PERIOD:                                                                              Charge-Off Rate
   Second Preceding Collection Period                                                                               0.40%
   First Preceding Collection Period                                                                                0.44%
   Current Collection Period                                                                                        0.41%

CONDITION (i)i (CHARGE-OFF RATE)
   Three Month Average                                                                                              0.41%
   Charge-off Rate Indicator ( > 1.25%)                                                                 CONDITION NOT MET

DELINQUENT CONTRACTS:                                                             Percent     Accounts    Percent         ANIV
                                                                                  -------     --------    -------         ----
  31-60 Days Delinquent                                                            1.62%        745        1.54%      12,369,079.97
  61-90 Days Delinquent                                                            0.18%         83        0.17%       1,400,499.76
  Over 90 Days Delinquent                                                          0.04%         17        0.03%         274,198.44
                                                                                              --------                -------------
  Total Delinquencies                                                                           845                   14,043,778.17
                                                                                              ========                =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                          0.14%
  First Preceding Collection Period                                                                                           0.15%
  Current Collection Period                                                                                                   0.22%


CONDITION (ii) (DELINQUENCY PERCENTAGE)
 Three Month Average                                                                                                          0.17%
 Delinquency Percentage Indicator ( > 1.25%)                                                                      CONDITION NOT MET

RESIDUAL VALUE (GAIN) LOSS:                                 Vehicles
                                                            --------
   Matured Lease Vehicle Inventory Sold                       182                                                     2,609,503.95
                                                              ---
   Net Liquidation Proceeds                                                                                          (2,358,065.90)
                                                                                                                     --------------
   Net Residual Value (Gain) Loss                                                                                       251,438.05
                                                                                                                      -------------
   Cumulative Residual Value (Gain) Loss all periods                                                                  2,860,383.10
                                                                                                                      =============


                                                                                             Average                    Average
                                                 Number    Scheduled         Sale        Net Liquidation                Residual
                                                  Sold     Maturities        Ratio          Proceeds                     Value
MATURED VEHICLES SOLD FOR                         ----     ----------        -----          --------                     -----
EACH COLLECTION PERIOD:
   Second Preceding Collection Period             113         117            96.58%        13,217.52                   14,194.21
   First Preceding Collection Period              145         133           100.00%        13,948.31                   15,941.29
   Current Collection Period                      182          47           100.00%        12,956.41                   14,477.93
   Three Month Average                                                                     13,350.34                   14,887.31

   Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                        89.68%


                                                                                        CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                    AMOUNT/RATIO                TEST MET?
---------------                                                                          ------------                ---------
   a) Number of Vehicles Sold > 25% of Scheduled Maturities                                100.00%                       YES

   b) Number of Scheduled Maturities > 500                                                   47                           NO

   c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values         89.68%                        NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                              CONDITION NOT MET


                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
       Distribution Date of September 25, 2000 for the Collection Period of
                    August 1, 2000 through August 31, 2000


------------------------------------------------------------------------------------------------------------------------------
                                                                                 Certificate Balance         Class A1
                                                                                 -------------------         --------
                                                                Total     Percent        Balance             Balance
------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                  98.00%
  Interest Collections                                       6,073,572.06
  Net Investment Income                                      1,301,126.88
  Non-recoverable Advances                                     (81,658.20)
                                                        -----------------
  Available Interest                                         7,293,040.74                7,156,662.40        2,224,137.11
  Class A1, A2, A3 Notional Interest Accrual Amount         (4,546,833.33)              (4,546,833.33)      (1,493,541.67)
  Unreimbursed A1, A2, A3 Interest Shortfall                         -                           -                  -
  Interest Accrual for Adjusted Class B Certificate Bal.      (390,478.25)                (390,478.25)
  Class B Interest Carryover Shortfall                               -                           -
  Servicer's Fee                                              (691,010.70)                (675,283.03)
  Capped Expenses                                              (28,408.14)                 (27,761.56)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                 -                           -
  Uncapped Expenses                                                  -                           -
                                                        -----------------           -----------------
  Total Unallocated Interest                                 1,636,310.32                1,516,306.23
  Excess Interest to Transferor                                         -               (1,516,306.23)
                                                        -----------------           -----------------
       Net Interest Collections Available                    1,636,310.32                        -
                                                        -----------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                   (517,345.06)
  ACCELERATED PRINCIPAL DISTRIBUTION:                         (167,856.82)
  DEPOSIT TO RESERVE FUND:                                   1,410,522.44
  WITHDRAWAL FROM RESERVE FUND:                                      -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                  459,414.00
  NET WITHDRAWAL FROM THE RESERVE FUND:                              -

PRINCIPAL:
  Current Loss Amount                                         (529,394.28)                (517,345.06)        (517,345.06)
  Loss Reimbursement from Transferor                           517,345.06                  517,345.06          517,345.06
  Loss Reimbursement from Reserve Fund                               -                          -                    -
                                                        -----------------           -----------------    ----------------
       Total                                                   (12,049.22)                      -                    -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                        -----------------
  Ending Balance                                                     -
CLASS A INTEREST SUBORDINATED:
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                        -----------------
  Ending Balance                                                     -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                        -----------------
  Ending Balance                                                     -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                        -----------------
  Ending Balance                                                     -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                      -                          -                    -
  Allocations - Current Period                              23,028,631.02               23,028,631.02       23,028,631.02
  Allocations - Accelerated Principal Distribution             167,856.82                  167,856.82          167,856.82
  Allocations - Not Disbursed Beginning of Period          267,598,369.02              267,598,369.02      267,598,369.02
  Allocations - Not Disbursed End of Period                290,794,856.86              290,794,856.86      290,794,856.86
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                             29,623,869.48               29,623,869.48        8,961,250.02
  Allocations - Current Period                               4,937,311.58                4,937,311.58        1,493,541.67
  Allocations - Not Disbursed Beginning of Period           24,686,557.90               24,686,557.90        7,467,708.35
  Allocations - Not Disbursed End of Period                          -                          -                    -
DUE TO TRUST - CURRENT PERIOD:                                                                  -
  Total Deposit to/(Withdrawal from) Reserve Fund            1,410,522.44
  Due To Trust                                              52,820,357.32               52,820,357.32       32,157,737.86
                                                        -----------------           -----------------    ----------------
     Total Due To Trust                                     54,230,879.76               52,820,357.32       32,157,737.86
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                            Class A2        Class A3       Class B
                                                            --------        --------       -------
                                                            Balance          Balance       Balance
-------------------------------------------------------------------------------------------------------
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                       3,817,548.76      640,020.35     474,956.18
  Class A1, A2, A3 Notional Interest Accrual Amount       (2,611,458.33)    (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                     -                -
  Interest Accrual for Adjusted Class B Certificate Bal.                                   (390,478.25)
  Class B Interest Carryover Shortfall                                                           -
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                              -
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

       Net Interest Collections Available

  INTEREST COLLECTIONS ALLOCATED TO LOSSES:
  ACCELERATED PRINCIPAL DISTRIBUTION:
  DEPOSIT TO RESERVE FUND:
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                              -               -              -
  Loss Reimbursement from Transferor                               -               -              -
  Loss Reimbursement from Reserve Fund                             -               -              -
                                                        --------------- --------------- --------------
       Total                                                       -               -              -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                    -               -              -
  Allocations - Current Period                                     -               -              -
  Allocations - Accelerated Principal Distribution                 -               -              -
  Allocations - Not Disbursed Beginning of Period                  -               -              -
  Allocations - Not Disbursed End of Period                        -               -              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                           15,668,749.98    2,650,999.98   2,342,869.50
  Allocations - Current Period                             2,611,458.33      441,833.33     390,478.25
  Allocations - Not Disbursed Beginning of Period         13,057,291.65    2,209,166.65   1,952,391.25
  Allocations - Not Disbursed End of Period                        -               -              -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                            15,668,749.98    2,650,999.98   2,342,869.50
                                                        --------------- --------------- --------------
     Total Due To Trust                                   15,668,749.98    2,650,999.98   2,342,869.50
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                 Transferor Interest
                                                                 -------------------
                                                              Interest       Principal
------------------------------------------------------------------------------------------
INTEREST:                                                       2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                           136,378.34
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                               (15,727.67)
  Capped Expenses                                                 (646.58)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                  -
                                                          ---------------
  Total Unallocated Interest                                   120,004.09
  Excess Interest to Transferor                              1,516,306.23
                                                          ---------------
       Net Interest Collections Available                    1,636,310.32

  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                   (517,345.06)
  ACCELERATED PRINCIPAL DISTRIBUTION:                         (167,856.82)
                                                          ---------------
  DEPOSIT TO RESERVE FUND:                                     951,108.44
                                                          ---------------

  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                       (12,049.22)
  Loss Reimbursement from Transferor                          (517,345.06)
  Loss Reimbursement from Reserve Fund
                                                                           -----------
       Total                                                                (12,049.22)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                   -
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                      -
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                       -            -
                                                          ---------------  -----------
     Total Due To Trust                                              -            -
--------------------------------------------------        ----------------------------

                       TOYOTA MOTOR CREDIT CORPORATION
          Servicer's Certificate - Toyota Auto Lease Trust 1998-B
    Distribution Date of September 25, 2000 for the Collection Period of
                   August 1, 2000 through August 31, 2000

-------------------------------------------------------------------------------------------------------------------
                                                              Certificate Balance              Class A1
                                                              -------------------              --------
                                               Total         Percent        Balance      Percent       Balance
-------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)   1,099,937,045.30
  Discounted Principal Balance            1,099,937,045.30
  Initial Notional/Certificate Balance                -      100.00%   1,077,938,000.00   31.08%   335,000,000.00
  Percent of ANIV                                                                98.00%                    30.46%
  Certificate Factor                                                          1.0000000                 1.0000000
  Notional/Certificate Rate                                                                               5.3500%
  Target Maturity Date                                                                           October 25, 2000
  Servicer Advance                            2,144,779.34
  Servicer Payahead                           3,039,194.68
  Number of Contracts                               49,144
  Weighted Average Lease Rate                 7.74%
  Weighted Average Remaining Term              38.7
  Servicing Fee Percentage                    1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value            829,212,845.16
  Discounted Principal Balance              825,202,247.14
  Notional/Certificate Balance                                         1,077,938,000.00            335,000,000.00
  Adjusted Notional/Certificate Balance                                  810,339,630.98             67,401,630.98
  Percent of ANIV                                                                97.72%                     8.13%
  Certificate Factor                                                          1.0000000                 1.0000000
  Servicer Advances                           2,956,491.61
  Servicer Pay Ahead Balance                  3,292,361.08
  Maturity Advances Outstanding                       -
  Number of Current Contracts                       46,710
  Weighted Average Lease Rate                 7.53%
  Weighted Average Remaining Term               9.7

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value            805,712,750.92
  Discounted Principal Balance              801,247,002.52
  Notional/Certificate Balance                                         1,077,938,000.00            335,000,000.00
  Adjusted Notional/Certificate Balance                                  787,143,143.14             44,205,143.14
  Percent of ANIV                                                                97.70%                     5.49%
  Certificate Factor                                                          1.0000000                 1.0000000
  Servicer Advances                           2,970,332.14
  Servicer Pay Ahead Balance                  3,002,237.71
  Maturity Advances Outstanding                       -
  Number of Current Contracts                       45,882
  Weighted Average Lease Rate                 7.52%
  Weighted Average Remaining Term               8.7
  Prior Certificate Interest Payment Date    March 27, 2000
  Next Certificate Interest Payment Date   September 25, 2000
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              Class A2                Class A3                 Class B          Transferor Interest
                                              --------                --------                 -------          -------------------
                                        Percent      Balance     Percent     Balance     Percent     Balance        Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance  53.34%   575,000,000.00   8.94%   96,400,000.00   6.64%   71,538,000.00   21,999,045.30
  Percent of ANIV                                        52.28%                   8.76%                   6.50%           2.00%
  Certificate Factor                                  1.0000000               1.0000000               1.0000000
  Notional/Certificate Rate                             5.4500%                 5.5000%                 6.5500%
  Target Maturity Date                       September 25, 2001       February 25, 2002      September 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                   575,000,000.00           96,400,000.00           71,538,000.00   18,873,214.18
  Adjusted Notional/Certificate Balance          575,000,000.00           96,400,000.00           71,538,000.00   18,873,214.18
  Percent of ANIV                                        69.34%                  11.63%                   8.63%           2.28%
  Certificate Factor                                  1.0000000               1.0000000               1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                   575,000,000.00           96,400,000.00           71,538,000.00   18,569,607.78
  Adjusted Notional/Certificate Balance          575,000,000.00           96,400,000.00           71,538,000.00   18,569,607.78
  Percent of ANIV                                        71.37%                  11.96%                   8.88%           2.30%
  Certificate Factor                                  1.0000000               1.0000000               1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                   Vehicles
                                                    --------
  Principal Collections                                                  9,739,731.51
  Prepayments in Full                                   494              8,562,581.62
                                                        ---
  Reallocation Payment                                   4                  70,981.90
                                                         -
  Interest Collections                                                   6,073,572.06
  Net Liquidation Proceeds and Recoveries                                2,239,339.03
  Net Liquidation Proceeds - Vehicle Sales                               2,358,065.90
  Non-Recoverable Advances                                                 (81,658.20)
                                                                        -------------
  Total Available                                                       28,962,613.82
-------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                   Amount             Annual Amount
                                              ----------           -------------
  Total Capped Expenses Paid                   28,408.14             227,265.12
  Total Uncapped Expenses Paid                      -                      -
  Capped and Uncapped Expenses Due                  -                      -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward             -
  Servicer's Fee Due Current Period           691,010.70
  Servicer's Fee Paid                         691,010.70
  Servicer's Fee Balance Due                        -
 SUPPLEMENTAL SERVICER'S FEES                  78,132.68
-------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                            Vehicles                               Amount
                                                             --------                               ------
  Beginning Unreinvested Principal Collections                                                           -
  Principal Collections & Liquidated Contracts                                                           -
  Allocation to Subsequent Contracts                             0
                                                                 -                                  ------
Ending Unreinvested Principal Collections                                                                -
-----------------------------------------------------------------------------------------------------------------------



I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Robert Woodie
----------------------------------------
Robert Woodie, National Treasury Manager



                                    Page 3